UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2023

BITECH TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-27407	98-0187705
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

895 Dove Street, Suite 300

Newport Beach, CA 92660

(Address of principal executive offices)

(Registrant’s telephone number, including area code: (855) 777-0888

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 3, 2023, the board of directors of Bitech Technologies Corporation (the “Company”) approved the grant of a nonstatutory stock option (the “Stock Option”) to purchase 5,000,000 shares of the Company’s common stock, $0.001 par value (the “Common Stock”) to each of Robert J. Brilon, the Company’s Chief Financial Officer and Gregory D. Trimarche, a director of the Company.

The exercise price of the Stock Options are $0.03 per share. The Stock Options subject to these grants vest 50% on the date of the grant and 50% on April 3, 2024 so long as the recipient of the award is providing services to the Company or one of its subsidiaries; provided, however, the vesting is subject to acceleration such that if the recipient is terminated from his role without cause (as defined in the Stock Option) the number of shares subject to their respective Stock Option in the year of termination shall vest plus the number of shares that would have vested in the following year. In the event the recipient’s service is terminated with cause, the number of shares subject to the Stock Option awarded to such recipient in the year of termination shall vest.

The Stock Option may be exercised for the earlier of (1) ten years from grant date or (2) five (5) years after termination as a member of the Company’s board of directors.

Item 9.01 Financial Statements and Exhibits.

(d)	The following exhibits are filed with this Current Report:

Exhibit No.	Description
10.1†	Form of Stock Option Agreement (Incorporated by reference to Exhibit 10.2 from the Form 8-K filed with the SEC on December 21, 2022).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document

†	Includes management contracts and compensation plans and arrangements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BITECH TECHNOLOGIES CORPORATION

Dated: April 10, 2023	By:	/s/ Benjamin Tran
Benjamin Tran
Chief Executive Officer